UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Global Opportunity Income Fund (FAM)
Annual Report
For the Year Ended
December 31, 2020

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objectives, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Letter from the Chairman and CEO
December 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended December 31, 2020.
This past year has been a whirlwind of challenges for the U.S. and the coronavirus (“COVID-19”) pandemic tops the list. It has been a nasty, stubborn virus since it arrived early in 2020. Mistakes have been made, but talented people are working the problem. The U.S. appears to be on the cusp of turning the corner on this virus over the next few months thanks to a couple of vaccines that proved effective in clinical testing and garnered approval from the Food and Drug Administration in record time. Hopefully, more vaccines will be gaining approval soon. Speed is key when it comes to distributing the vaccines to the most vulnerable of our population. This is not the time for bottlenecks or logistical problems.
The COVID-19 pandemic not only derailed the bull market in stocks in the first quarter of 2020, but it also threw the U.S. economy into a recession (the first and second quarters of 2020 reflected negative real gross domestic product growth). In response to the negative fallout from the virus, the federal government has stepped up with trillions of dollars of stimulus to help backstop the millions of people who have lost their jobs, in many cases, through no fault of their own, or have seen their incomes slashed due to the curtailed business activity in certain sectors of the economy, such as leisure and entertainment. In addition to putting money in people’s pockets, the government’s efforts instilled some much needed confidence in the securities markets, in my opinion. After factoring in the 33.79% decline in the S&P 500® Index (the “Index”) from February 19, 2020 through March 23, 2020, as measured by total return performance, the Index managed to stage a dramatic rally to end 2020 up 18.40%, according to Bloomberg. I think that is incredible when you consider that, from 1926 through 2019, the average annual total return on the Index was 10.20%, according to Morningstar/Ibbotson Associates.
We now know that the Democratic party completed its blue wave by winning the two Senate runoff elections in Georgia on January 5, 2021. That means the Democrats have voting control, albeit by a slender margin, in the House of Representatives and Senate (by way of Vice President Kamala Harris being the deciding vote in 50-50 split votes) for the next two years once they take office. With President Biden in the White House and the results of the Georgia Senate races, the Democrats now have control of both the Executive and Legislative branches of the government. In addition to focusing on expediting the COVID-19 vaccinations (the President is calling for 100 million doses in his first 100 days in office), we expect President Biden to attempt to make some changes to the individual and corporate tax codes, distribute more financial stimulus to those Americans in need and perhaps push for some form of an infrastructure spending bill, which may receive bipartisan support, in our opinion. I believe the most important fight right now is not between the politicians, it is against the virus. We need to reopen the economy. As always, stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of December 31, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$10.55
Common Share Net Asset Value (“NAV”)	$11.37
Premium (Discount) to NAV	(7.21)%
Net Assets Applicable to Common Shares	$144,093,533
Current Monthly Distribution per Common Share(1)	$0.0800
Current Annualized Distribution per Common Share	$0.9600
Current Distribution Rate on Common Share Price(2)	9.10%
Current Distribution Rate on NAV(2)	8.44%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	10 Years Ended 12/31/20	Inception (11/23/04) to 12/31/20
Fund Performance(3)
NAV	4.84%	8.30%	4.69%	6.38%
Market Value	3.71%	9.73%	4.17%	5.59%
Index Performance
Blended Index(4)	6.42%	5.93%	3.38%	5.05%
Bloomberg Barclays Global Emerging Markets Index	7.11%	6.82%	5.70%	6.95%
Bloomberg Barclays Global Aggregate Index	9.20%	4.79%	2.82%	3.64%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	96.4%
Foreign Corporate Bonds and Notes	25.3
U.S. Government Bonds and Notes	12.9
Outstanding Loans	(37.1)
Net Other Assets and Liabilities(5)	2.5
Total	100.0%

(1)	Most recent distribution paid or declared through 12/31/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 12/31/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of December 31, 2020 (Unaudited)
Credit Quality(6)	% of Total Fixed-Income Investments
AAA	18.5%
AA	0.6
AA-	1.5
A+	9.1
A	6.0
A-	6.3
BBB+	4.4
BBB	11.0
BBB-	5.5
BB+	2.1
BB	6.9
BB-	9.9
B+	5.3
B	5.9
B-	2.8
CCC+	3.4
Not Rated	0.8
Total	100.0%

Top 10 Countries(7)	% of Total Investments
United States	9.6%
Russia	8.0
Japan	7.8
Brazil	7.4
Poland	6.0
Mexico	5.9
South Africa	3.8
Ukraine	3.1
Canada	3.0
Italy	2.9
Total	57.5%

Industry Classification	% of Total Investments
Sovereigns	81.2%
Banks	3.3
Integrated Oils	2.9
Metals & Mining	1.8
Utilities	1.4
Power Generation	1.2
Real Estate	1.0
Wireless Telecommunication Services	0.8
Refining & Marketing	0.8
Exploration & Production	0.8
Government Development Banks	0.8
Chemicals	0.6
Pipelines	0.5
Life Insurance	0.4
Retail - Consumer Staples	0.4
Wireline Telecommunication Services	0.4
Software & Services	0.4
Industrial Other	0.3
Food & Beverage	0.3
Manufactured Goods	0.2
Transportation & Logistics	0.2
Retail - Consumer Discretionary	0.2
Oil & Gas Services & Equipment	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Russian Federal Bond - OFZ, 7.05%, 1/19/28	6.3%
Japan Government Ten Year Bond, 0.10%, 6/20/27	6.2
United States Treasury Note, 2.38%, 5/15/29	6.0
Republic of Poland Government Bond, 2.50%, 7/25/27	3.9
United States Treasury Note, 3.75%, 11/15/43	3.5
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	3.3
Canadian Government Bond, 8.00%, 6/01/23	3.0
Treasury Corp. of Victoria, 1.50%, 11/20/30	2.8
Peruvian Government International Bond, 6.90%, 8/12/37	2.8
Republic of South Africa Government Bond, 9.00%, 1/31/40	2.4
Total	40.2%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Senior Investment Manager, Global Macro
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt
Patrick O’Donnell
Senior Investment Manager, Global Macro and Pan Euro
Commentary
First Trust/Aberdeen Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of 4.84% and a market value total return of 3.71% for the 12-month period ended December 31, 2020, compared to the Blended Index2 total return of 6.42% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the 12-month period ended December 31, 2020 for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was 7.11% and the Bloomberg Barclays Global Aggregate Index was 9.20%.
An important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, Bloomberg Barclays Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.
Emerging Market Fixed Commentary
Market Recap
The start of 2020 was a strong continuation of 2019 with the appetite risk for investors remaining healthy as flows into the asset class were strong and returns positive during the first two months of 2020. However, the positive sentiment soon reversed as the coronavirus (“COVID-19”) outbreak in China sent shockwaves through global financial markets, bringing economic activity to a grinding halt. This, in tandem with the failure of OPEC and its non-OPEC partners to agree on limiting production, also sent oil prices crashing. March 2020 saw one of the most severe market sell-offs with liquidity all but disappearing akin to the 2008 Global Financial Crisis. Concurrently, governments and central banks undertook unprecedented fiscal and monetary stimulus measures in an attempt to stave off a recession. Emerging market (“EMs”) indices witnessed spreads over U.S. treasuries and yields reaching highs last seen in 2008/2009, before an improvement in risk sentiment towards the end of March saw these rally back. By credit quality, investment grade assets initially outperformed high yield assets as the outbreak of COVID-19 led investors to reduce risk exposure. Argentina’s negotiation with its bondholders was complicated by the pandemic, while Lebanon announced it would be defaulting on US$1.2 billion in Eurobonds in March and seeking restructuring. This default led to strong relative performance for the Fund, which had a zero-weight exposure to Lebanon.
The start of the second quarter of 2020 saw EM assets begin a gradual recovery that steadily picked up momentum. Economic stimulus measures were ramped up, commodity prices began to recover, economies began phased re-openings and the U.S. Dollar weakened against EM currencies. Meanwhile, the International Monetary Fund (“IMF”) doubled its emergency lending facilities cap from US$50 billion to US$100 billion. The Group of Twenty (“G20”), an international forum for the governments and central bank governors from 19 countries and the European Union, also introduced the Debt Service Suspension Initiative (“DSSI”) that allowed the least-developed nations to defer principal and interest payments until the end of 2020.
Potential private sector involvement in the initiative weighed on frontier markets, but these recovered once these concerns subsided. Meanwhile the depreciation of the Brazilian Real, driven by central bank easing and deteriorating external conditions, offset positive local bond returns for the Fund, though the Real partially recovered toward the end of the second quarter.
Positive performance continued into the third quarter as investors returned to EMs in the search for yield, despite rising COVID-19 cases and evidence of the arrival of a second wave of infections. Weak economic data also prompted the 10-Year U.S. Treasury yield to hit a low of 0.52% in August 2020, although this recovered slightly following evidence that inflation was returning to the economy. By credit quality, investment-grade assets generally outperformed high-yield assets, although both registered positive performances. That said, the top individual performers were mostly high-yield issuers. The positive performance of the Fund in U.S. Dollar bonds was predominately due to an overweight in Ecuadorian bonds over the third quarter, which experienced a healthy recovery after the
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
restructuring of the country’s debt. Even though Argentina was also able to successfully renegotiate its sovereign debt with bondholders, the lack of any meaningful fiscal or monetary policies has been a concern for the market, resulting in the Fund’s overweight position detracting from performance. Local exposure in Russia also detracted due to rising geopolitical risks stemming from the poisoning of Alexei Navalny, a Russian opposition leader. Increased rhetoric about further Russian sanctions spooked the market resulting in the Ruble being one of the worst performing EM currencies. The Fund’s holding in Eskom Holdings SOC Ltd. (“Eskom”), the state owned South African energy company, was a strong performer for the Fund as the company continues to receive strong support from the state and the recent news of a likely increase to their tariffs next year.
Although the market saw increased volatility at the beginning of the fourth quarter, momentum quickly turned positive following the relatively smooth U.S. elections. News of multiple successful COVID-19 vaccine trials and the passing of a new US$900 billion stimulus bill followed the November U.S. elections. All these supported global markets, even as a second wave of COVID-19 infections continued to surge and many countries reinstated lockdown measures. At the beginning of the quarter, the G20 extended the DSSI for another six months. We also saw upward growth revisions in most EM economies by the IMF, except for India, which saw a significant downward revision. The Fund’s zero weight exposure to Sri Lanka was positive for relative returns, following the passing of the Constitutional Amendment 20A, which consolidates more executive power, triggering further weakness in Sri Lankan assets.
Performance Analysis
Over the year, the EM debt component of the Fund excluding leverage marginally outperformed its benchmark which returned 3.75%. The addition of leverage was a positive contributor to the Fund adding to the overall total outperformance. The Fund’s underweight to long duration investment grade U.S. Dollar bonds was a drag on performance but some of the high yield positions made up for the losses. Active currency hedging was also a significant positive contributor for the Fund adding around 2%.
In hard currency markets, the Fund’s zero-weight position in Lebanon and Sri Lanka were key contributors to performance, as was security selection in South Africa, notably the Fund’s exposure to Eskom. An underweight exposure in Turkey was also positive for returns. On the downside, an overweight position in Ecuador and security selection in Colombia were the main detractors over the year. Country allocations in Mexico, Oman, and Angola were also negative for the Fund’s performance.
In local currency, security selection in South Africa added to returns, as did an overweight exposure in Egypt. Underweight exposure in Hungary and currency exposure in Poland were also contributors, as was country allocation in Nigeria. Conversely, overweight currency exposure in Russia detracted from returns, as did underweight exposure to the Romanian Leu and currency exposure in Brazil and Mexico.
Market and Fund Outlook
We ended a tumultuous 2020 on a positive note thanks to the COVID-19 vaccines promising a gradual return to a normal way of life. While global economic activity has stalled around the turn of the year as countries continued to grapple with rising COVID-19 cases by imposing mobility restrictions, we believe momentum should pick up meaningfully moving through the first half of 2021 as governments are racing to roll out the COVID-19 vaccines to the frontline medical workers and at-risk groups in the first quarter of the year. This should see domestic services activity beginning to normalize and cross- border activity to start picking up, albeit from a low base. We expect global central banks to continue to provide support via low interest rates and quantitative easing, while inflation pressure remains generally contained. We believe market sentiment is likely to remain bullish and inflows into the asset class to continue throughout 2021. Risks to the asset class include policymakers further struggling with containing the pandemic and having to impose new mobility restrictions in 2021, rising inflationary pressures, a deceleration of Chinese growth affecting commodity prices, as well as governments withdrawing fiscal policy support, which may result in a slower economic recovery.
Developed Market Commentary
Market Recap
The year 2020 will live long in memory. As the new year dawned it was widely anticipated to be a year of global growth recovery after what had appeared to many to be a period of temporary weakness led by declines in trade following the trade spat between the U.S. and China. In reality, there were reasons to believe that late cycle dynamics were taking place regardless of the geo-political backdrop. We shall never know how things may have panned out in a more natural fashion as serious events took over.
By January 2020 there were increasing reports out of China of a new virus which was beginning to spread. At this early stage, equity markets showed no concern whatsoever, but bond markets were not so complacent. In spite of the rise in equity prices, bond yields began to fall led by the U.S. where the scope for monetary easing was greatest following the Federal Reserve’s (the “Fed”) tightening efforts of 2018 and only marginal unwind of such during the second half of 2019.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
As the first quarter of 2020 wore on it became clear that China was dealing with a major outbreak but it was only when cases of COVID-19 began appearing elsewhere in the world that risk markets began to sit up and take notice. Equity markets peaked around the middle of February but from there the decline was precipitous. By March countries around the world were beginning to take active measures to slow the spread of this virulent virus and the draconian nature of these government imposed lockdowns, particularly in Europe, saw confidence drain from investors driving a rush for the exit doors. The month of March was unprecedented. Daily declines of double-digit percentages become almost the norm and liquidity simply vanished from even the most liquid of markets as global economic activity ground to a government-imposed halt.
The U.S. Dollar and Japanese Yen appreciated dramatically as investors sought havens. The U.S. Treasury market eventually responded in similar fashion but not before a rush of forced exits from highly levered bets by hedge funds saw yields spike dramatically up towards 1.5%.
The response from policy makers was rapid and as unprecedented in size and scope as the economic shock which had caused it. Central banks, most powerfully the Fed, threw everything at the problem. The Fed rapidly cut rates back to the zero bound, provided boundless liquidity both inside and outside the U.S. system and ultimately re-started many of the crisis era support programs many thought we would never see again. Such was the scale of the financial shock that new programs were added including those permitting the Fed to buy corporate bonds both directly and via exchanged-trade funds backed by funding from the Treasury.
Governments did not sit idly by. Even the most fiscally conservative of global governments were struck by the scale of the economic damage, which was unfolding, at least partly at their bidding. Fiscal rules were cast aside and governments almost everywhere began pumping money into the hands of consumers and businesses in order to provide income and funding to help bridge the yawning economic gap.
These policy makers must have been delighted with the market reaction. In spite of the preponderance of unknowns and uncertainty which yet lay ahead markets quickly began to gather their composure. Having fallen over 35% from the February 2020 highs in just a few short weeks by the end of March risk markets began to turn. Equities began rallying – and that rally would last all year. The recovery was as dramatic and unprecedented as the calamity which had preceded it. Ten-Year U.S. Treasury yields had briefly touched 0.3% during the worst of the maelstrom but they would not see that level again all year. As the policy response became apparent and the scale of Treasury purchases, which the Fed had instigated during the eye of the storm, was wound down in the second quarter, the Treasury market slipped into a bit of a coma. Yields remained pegged around the 0.6% area with very low volatility for the middle of the year.
When the data started coming in for the period of maximum economic disruption the numbers were eye-watering. U.S. second quarter gross domestic product (“GDP”) measured a staggering -31.4%, quarter on quarter, annualized, dwarfing anything seen outside of wartime. By this point the market had become completely desensitized to such a scale of data weakness as it was simply everywhere. In the meantime, events had once again moved on and the policy largesse had become the driving force. The spread of COVID-19 would continue throughout the year but the fiscally supported economic recovery would be rapid and on a similar scale to the decline which went before. Third quarter U.S. GDP rose by another unprecedented 33.4%, quarter on quarter, annualized. Markets continued to cheer.
As the summer doldrums came and went, hopes around several vaccines under development began to add to the good feeling. Equities continued to rise and, as the year went on, they started dragging bond yields with them. Yes, there had been damage and yes, it was huge, but policy had come to the rescue and now there was hope of an end in sight. This positivity began to be further buoyed as the U.S. headed into Presidential election season. The polls showed that President Trump’s uneven handling of the pandemic was potentially a big election issue for him. The Democratic challenger, former Vice President Joseph Biden, was polling well in all the Democratic strongholds, as well as many of the swing states, and even a few areas which have traditionally been staunchly Republican. While Biden was less fiscally aggressive during his campaign than some of his more progressive Democratic primary opponents, the market’s view was that any Democrat in the White House would be even more prone to fiscal largesse particularly if they could wrest control of the Senate from the Republicans and thus have the support of a united Congress behind the Administration.
The election itself presented drama befitting of the year 2020. Joseph Biden emerged victorious, but his victory was somewhat marred by allegations of voter fraud and irregularity. However, none of the cases presented by Republicans in court in the weeks that followed the election saw any success.
The disappointment for President Elect Biden was that the Democratic party was unable to take control of the Senate on election night, and unexpectedly lost a few seats in the House. There was still a ray of hope for the Democrats, however, as the margin of victory in the Georgia Senate races (there were two as there was a special election alongside the general election following the resignation of

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
Senator Johnny Isakson) was insufficiently large to avoid the need for runoff elections under Georgia state law. These runoff elections were held on January 5, 2021 and the results gave the Democrats the fifty Senate seats thereby providing them an effective majority via the Vice President’s tying vote in any 50-50 splits.
While not everything that the market has expected, and indeed wished for, the result was sufficient to see a further boost to the emerging recovery and reflation trade. This pushed equities further into expensive looking territory with price to earnings ratios in the upper percentiles of historical ranges. The rally from the March lows finished the year at an astounding 72% for the S&P 500® Index.
Bond yields also pushed higher as hopes of better growth and higher inflation coupled with expectations of more bond supply for the market to take down drove the yield curve steeper. Having reached a low of 0.3% and with the Fed’s target for the Fed Funds rate entrenched at 0% the 10-Year yield closed the year at 0.91% having rallied 100 basis points (“bps”) on the year.
Matters were no less dramatic in Europe. Very quickly it emerged that Italy was becoming an epicentre for the virus spread and it became the first country outside of Asia to lock down its population, quickly followed by France and others. Such is the permanently precarious situation in European economics, politics, and financial markets that there was always going to be a risk of some seriously disruptive moves in markets. It was then regrettable that in one of her first press conferences as European Central Bank (“ECB”) President Christine Lagarde made what may have seemed to her as a throwaway comment that “The ECB is not here to control spreads.” This was like lighting a match in a haystack. Italian yields ballooned versus their German counterparts dragging other less creditworthy spreads along. At one point the Italian yield was around 2.5 percentage points above the German Bund. The response from the ECB and Lagarde was also swift with come quick backpedalling and the commencement of asset purchases. This asset purchase program was then supplemented with an additional Pandemic Emergency Purchase Program (“PEPP”) which permitted the ECB to aggressively deviate from the constraints of capital key weightings – thus permitting them to load up on the bonds of the least creditworthy nations. This they duly did. And much like risk assets in the U.S. the results were dramatic. Spreads tightened aggressively at first and then steadily for the rest of the year. As the annus horribilis came to a close the 10-Year spread had tightened to 1.1% and only a short distance from the all-time tights. Governments in Europe, despite the perilous starting position for many, followed the U.S. in lending and spending their balance sheets to support their economies. However, given the fragmented nature of the region fears over market vigilantism necessitated a joined-up response. After much wrangling and the usual political grandstanding, a European Recovery and Resilience Facility (“RRF”) was agreed at the highest levels of the European Union (“EU”) and national government. This facility would be split roughly 50/50 between loans and grants to be drawn down by nations in line with their size and the extent of the economic damage and would be funded via bond issuance at the EU level. This method of funding the facility very much plays fast and loose with the terms of the EU treaty but in spite of this legal sleight of hand the view of many in markets was that a fiscal Rubicon had been crossed and this would herald further integration supporting the region for years to come. Having been agreed the facility had to be ratified and implemented and by the end of the year this process had barely moved forward following some major disagreement around rule-of-law conditionality which was seen by Hungary and Poland as an infringement on their democratic freedom.
In the United Kingdom (“UK”), 2020 was the year of Brexit. The Prime Minister Boris Johnson-led government stuck to its commitment that the UK would leave the EU completely on December 31, 2020 and thus negotiations on a trade deal would need to be completed by that date or else the UK would leave without one and thus trade on the World Trade Organization terms going forward. Surprising no one this negotiation went right to the wire. In the end it was on Christmas Eve that Prime Minister Johnson announced that a deal had been reached. The terms of the deal were far less all-encompassing than had been hoped at the outset of this process. For starters, services were left out entirely – a pretty major loss for the UK economy especially within financial services. On the flip side the deal permitted far greater access to the EU market than had previously been granted to non-members with neither tariffs nor quotas. Markets had increasingly been anticipating such a deal as the deadline approached and, but for a few hiccups in the final knockings, this saw the UK Pound Sterling rise above 1.35 versus the U.S. Dollar to reflect the removal of this potential risk. UK gilts didn’t really join the party as by this point, at the end of what had felt like the longest year on record, the UK economy was heading back into virus-induced lockdowns as it struggled to constrain the spread of a new strain of the virus. Gilts thus closed the year at 0.2% a rally for 62 bps on the year.
Performance Analysis
Returns in developed market sovereigns were strong through 2020 in spite of the rise in yields which occurred during the second half. This resulted in a gain of 15.64% from the developed market bond portfolio versus a Benchmark return of 10.11% resulting in outperformance of 4.96% (10.11+4.96=15.07).
The bulk of relative performance gains came from the Fund’s long position in U.S. Treasuries, particularly 30-Year Treasuries where yields fell by over 70 bps.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Annual Report
December 31, 2020 (Unaudited)
Elsewhere, there were significant relative performance contributions from long positions in New Zealand, Japan, Canada, and Poland, with both long duration and long currency exposures contributing to those gains.
Against these gains there was some performance drag from the Fund’s underweight exposures in the Eurozone – particularly from the underweight exposure to the Euro and to the Italian sovereign market. The off-benchmark long exposure to Portugal was the notable exception within the Eurozone contributing a relative performance boost.
Market and Fund Outlook
We struggle to recall a more complex and uncertain macro-economic and financial market outlook, in our view. On the face of it, we believe economies everywhere have recovered and with populations now beginning to be vaccinated there is widespread expectation among markets that 2021 will be a booming year.
However, scratch beneath the surface a little and it is clear that there has been great damage wrought on economies and it is unlikely that consumer or producer will normalize as rapidly as hoped. The economy has made it this far only with the help of massive government support, limitless liquidity, and a huge amount of additional debt onto an already over-levered global system. We believe there is certainly a path to this pro-growth market nirvana, but it is beset on all sides with danger.
Meanwhile, global financial markets continue to rally. In our view, equity markets, particularly in the U.S., have priced in all the good news and more, and remain at elevated levels due primarily to the perception of investors that central banks globally will forever prevent stock prices from declining. For that reason, we think that any serious emergent inflation pressures could be a “fly” in the market’s 2021 “ointment.” Furthermore, with several inflationary forces likely to combine around the end of the first quarter of 2021, we believe that the potential for a steep downturn is real.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments
December 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 96.4%
	Angola – 1.0%
1,360,000	Angolan Government International Bond (USD) (b)	9.50%	11/12/25	$1,416,583
	Argentina – 2.6%
383,926	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	167,300
3,190,432	Argentine Republic Government International Bond (USD) (c)	0.13%	07/09/30	1,298,506
6,114,772	Argentine Republic Government International Bond (USD) (c)	0.13%	07/09/35	2,244,121
				3,709,927
	Armenia – 1.0%
1,380,000	Republic of Armenia International Bond (USD) (d)	3.95%	09/26/29	1,398,699
	Australia – 3.8%
7,000,000	Treasury Corp. of Victoria (AUD)	1.50%	11/20/30	5,528,661
	Bahamas – 1.4%
1,800,000	Bahamas Government International Bond (USD) (d)	8.95%	10/15/32	1,966,500
	Belarus – 0.9%
1,300,000	Republic of Belarus Ministry of Finance (USD) (b)	6.38%	02/24/31	1,324,999
	Brazil – 6.1%
10,370,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	2,315,225
27,550,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	6,412,922
				8,728,147
	Canada – 4.0%
6,181,000	Canadian Government Bond (CAD)	8.00%	06/01/23	5,764,417
	Dominican Republic – 1.5%
71,000,000	Dominican Republic International Bond (DOP) (b)	9.75%	06/05/26	1,315,176
770,000	Dominican Republic International Bond (USD) (b)	5.88%	01/30/60	850,858
				2,166,034
	Ecuador – 0.7%
227,162	Ecuador Government International Bond (USD) (d)	(e)	07/31/30	108,754
763,820	Ecuador Government International Bond (USD) (c) (d)	0.50%	07/31/30	491,709
725,460	Ecuador Government International Bond (USD) (c) (d)	0.50%	07/31/40	371,805
				972,268
	Egypt – 3.4%
474,000	Egypt Government International Bond (USD) (d)	7.60%	03/01/29	546,294
574,000	Egypt Government International Bond (USD) (d)	7.63%	05/29/32	651,777
380,000	Egypt Government International Bond (USD) (d)	8.50%	01/31/47	431,918
1,730,000	Egypt Government International Bond (USD) (d)	7.90%	02/21/48	1,886,349
22,000,000	Egypt Treasury Bills (EGP)	(e)	06/29/21	1,324,005
				4,840,343
	El Salvador – 1.4%
580,000	El Salvador Government International Bond (USD) (b)	5.88%	01/30/25	550,281
1,240,000	El Salvador Government International Bond (USD) (b)	7.65%	06/15/35	1,181,100
294,000	El Salvador Government International Bond (USD) (d)	9.50%	07/15/52	298,410
				2,029,791
	France – 0.8%
561,000	French Republic Government Bond OAT (EUR) (b)	3.25%	05/25/45	1,184,852

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Germany – 0.7%
508,000	Bundesrepublik Deutschland Bundesanleihe (EUR) (b)	2.50%	08/15/46	$1,070,362
	Ghana – 1.0%
1,420,000	Ghana Government International Bond (USD) (d)	7.63%	05/16/29	1,513,740
	Indonesia – 2.8%
49,300,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	4,099,311
	Iraq – 0.4%
300,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	293,900
328,125	Iraq International Bond (USD) (b)	5.80%	01/15/28	308,620
				602,520
	Italy – 3.9%
1,797,000	Italy Buoni Poliennali Del Tesoro (EUR)	9.00%	11/01/23	2,780,174
1,600,000	Italy Buoni Poliennali Del Tesoro (EUR)	7.25%	11/01/26	2,773,818
				5,553,992
	Japan – 10.6%
1,219,050,000	Japan Government Ten Year Bond (JPY)	0.10%	06/20/27	11,958,816
252,850,000	Japan Government Thirty Year Bond (JPY)	2.40%	03/20/37	3,269,454
				15,228,270
	Kenya – 0.4%
590,000	Kenya Government International Bond (USD) (b)	6.88%	06/24/24	647,826
	Malaysia – 2.4%
13,000,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	3,525,083
	Mexico – 5.5%
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,203,126
61,423,900	Mexican Bonos (MXN)	5.75%	03/05/26	3,228,787
36,800,000	Mexican Bonos (MXN)	7.75%	05/29/31	2,174,602
23,000,000	Mexican Bonos (MXN)	7.75%	11/13/42	1,332,334
				7,938,849
	New Zealand – 2.8%
5,094,000	New Zealand Government Bond (NZD) (b)	2.75%	04/15/25	4,031,855
	Nigeria – 0.4%
513,000	Nigeria Government International Bond (USD) (d)	7.63%	11/28/47	541,524
	Norway – 0.6%
7,511,000	Norway Government Bond (NOK) (b) (d)	1.75%	02/17/27	928,517
	Peru – 3.8%
16,000,000	Peruvian Government International Bond (PEN) (b)	6.90%	08/12/37	5,461,955
	Poland – 8.1%
14,444,000	Republic of Poland Government Bond (PLN)	2.50%	01/25/23	4,062,397
25,350,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	7,557,307
				11,619,704
	Portugal – 1.1%
1,088,000	Portugal Obrigacoes do Tesouro OT (EUR) (b) (d)	5.65%	02/15/24	1,588,776
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Russia – 9.9%
839,547,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	$12,268,453
90,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	1,371,733
400,000	Russian Foreign Bond - Eurobond (USD) (b)	5.88%	09/16/43	578,264
				14,218,450
	Rwanda – 1.1%
1,440,000	Rwanda International Government Bond (USD) (b)	6.63%	05/02/23	1,531,872
	Saudi Arabia – 1.2%
1,435,000	Saudi Government International Bond (USD) (d)	4.38%	04/16/29	1,707,126
	South Africa – 3.2%
80,200,000	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	4,652,947
	Spain – 2.3%
2,013,000	Spain Government Bond (EUR) (b) (d)	5.90%	07/30/26	3,330,233
	Turkey – 1.0%
11,600,000	Turkey Government Bond (TRY)	9.50%	01/12/22	1,480,471
	Ukraine – 2.0%
1,200,000	Ukraine Government International Bond (EUR) (d)	6.75%	06/20/26	1,619,211
490,000	Ukraine Government International Bond (USD) (b)	7.38%	09/25/32	539,919
716,000	Ukraine Government International Bond (USD) (d)	(e)	05/31/40	740,269
				2,899,399
	United Kingdom – 2.0%
1,095,000	United Kingdom Gilt (GBP) (b)	4.25%	12/07/49	2,875,655
	Uzbekistan – 0.6%
823,000	Republic of Uzbekistan Bond (USD) (d)	3.70%	11/25/30	870,084
	Total Foreign Sovereign Bonds and Notes			138,949,742
	(Cost $132,996,587)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) – 25.3%
	Barbados – 0.5%
750,000	Sagicor Finance 2015 Ltd. (USD) (d)	8.88%	08/11/22	769,688
	Brazil – 3.8%
343,000	B2W Digital Lux Sarl (USD) (d)	4.38%	12/30/30	355,434
640,000	Banco do Brasil S.A. (USD) (b) (g)	6.25%	(h)	656,960
227,000	BRF S.A. (USD) (b)	4.88%	01/24/30	246,723
228,000	BRF S.A. (USD) (d)	5.75%	09/21/50	254,078
449,000	CSN Resources S.A. (USD) (d)	7.63%	02/13/23	466,515
220,000	CSN Resources S.A. (USD) (b)	7.63%	04/17/26	236,775
850,000	GTL Trade Finance, Inc. (USD) (b)	7.25%	04/16/44	1,223,575
700,000	Itau Unibanco Holding S.A. (USD) (b) (g)	4.63%	(h)	687,757
1,550,000	OAS Finance Ltd. (USD) (g) (i) (j) (k)	8.88%	(h)	11,625
460,000	OAS Investments GmbH (USD) (i) (j) (k)	8.25%	10/19/19	3,450
120,020	Odebrecht Drilling Norbe VIII/IX Ltd. (USD) (b)	6.35%	12/01/21	115,221
370,000	Petrobras Global Finance BV (USD)	5.09%	01/15/30	413,937
756,000	Petrobras Global Finance BV (USD)	5.60%	01/03/31	870,005
				5,542,055
	China – 0.9%
600,000	Shimao Property Holdings Ltd. (USD) (b)	5.60%	07/15/26	658,220

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	China (Continued)
600,000	Zhenro Properties Group Ltd. (USD) (b)	9.15%	05/06/23	$640,518
				1,298,738
	Democratic Republic of Congo – 0.3%
452,000	HTA Group Ltd. (USD) (d)	7.00%	12/18/25	489,019
	Dominican Republic – 1.3%
1,860,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (d)	7.95%	05/11/26	1,927,425
	Ecuador – 0.3%
482,879	International Airport Finance S.A. (USD) (d)	12.00%	03/15/33	480,976
	Georgia – 1.1%
540,000	Bank of Georgia JSC (USD) (d)	6.00%	07/26/23	573,750
975,000	Georgian Oil and Gas Corp. JSC (USD) (d)	6.75%	04/26/21	983,531
				1,557,281
	Honduras – 0.3%
396,000	Inversiones Atlantida S.A. (USD) (d)	8.25%	07/28/22	407,884
	India – 0.5%
675,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (d)	6.25%	12/10/24	750,938
	Indonesia – 0.6%
760,000	Medco Platinum Road Pte Ltd. (USD) (d)	6.75%	01/30/25	802,229
	Kazakhstan – 1.2%
850,000	KazMunayGas National Co. JSC (USD) (b)	4.75%	04/19/27	988,189
616,000	KazMunayGas National Co. JSC (USD) (d)	3.50%	04/14/33	674,463
				1,662,652
	Mexico – 2.5%
750,000	BBVA Bancomer S.A. (USD) (b) (g)	5.13%	01/18/33	809,250
640,000	Petroleos Mexicanos (USD)	4.88%	01/18/24	673,190
13,950,000	Petroleos Mexicanos (MXN) (b)	7.19%	09/12/24	635,514
780,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	787,800
750,000	Sixsigma Networks Mexico SA de CV (USD) (d)	7.50%	05/02/25	698,359
				3,604,113
	Morocco – 0.6%
847,000	Vivo Energy Investments BV (USD) (d)	5.13%	09/24/27	903,190
	Nigeria – 1.8%
600,000	IHS Netherlands Holdco BV (USD) (d)	8.00%	09/18/27	649,500
770,000	SEPLAT Petroleum Development Co., PLC (USD) (d)	9.25%	04/01/23	795,988
1,070,000	United Bank for Africa PLC (USD) (d)	7.75%	06/08/22	1,101,982
				2,547,470
	Oman – 0.7%
892,000	Oztel Holdings SPC Ltd. (USD) (d)	6.63%	04/24/28	960,755
	Russia – 1.0%
700,000	Sovcombank Via SovCom Capital DAC (USD) (d) (g)	7.75%	(h)	718,200
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (f) (Continued)
	Russia (Continued)
600,000	VEON Holdings BV (USD) (d)	7.25%	04/26/23	$665,532
				1,383,732
	Saudi Arabia – 0.5%
554,000	Saudi Arabian Oil Co. (USD) (d)	4.25%	04/16/39	651,755
	Singapore – 0.5%
720,000	Puma International Financing S.A. (USD) (b)	5.00%	01/24/26	698,400
	South Africa – 1.8%
730,000	Eskom Holdings SOC Ltd. (USD) (b)	7.13%	02/11/25	749,527
690,000	Liquid Telecommunications Financing PLC (USD) (b)	8.50%	07/13/22	706,871
1,100,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	1,196,800
				2,653,198
	Trinidad And Tobago – 1.0%
1,400,000	Trinidad Generation UnLtd. (USD) (b)	5.25%	11/04/27	1,490,384
	Turkey – 1.0%
650,000	Akbank T.A.S. (USD) (b)	5.13%	03/31/25	659,750
744,000	Turkiye Vakiflar Bankasi TAO (USD) (b)	6.00%	11/01/22	751,998
				1,411,748
	Ukraine – 2.1%
667,000	Kernel Holding S.A. (USD) (d)	6.75%	10/27/27	711,189
770,000	Metinvest BV (USD) (d)	8.50%	04/23/26	868,175
37,000,000	Ukreximbank Via Biz Finance PLC (UAH) (b)	16.50%	03/02/21	1,305,805
183,750	Ukreximbank Via Biz Finance PLC (USD) (b)	9.63%	04/27/22	192,686
				3,077,855
	United Arab Emirates – 0.5%
640,000	MAF Global Securities Ltd. (USD) (b) (g)	6.38%	(h)	671,601
	Zambia – 0.5%
750,000	First Quantum Minerals Ltd. (USD) (b)	7.50%	04/01/25	781,875
	Total Foreign Corporate Bonds and Notes			36,524,961
	(Cost $36,022,668)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 12.9%
$184,000	United States Treasury Note	0.50%	04/30/27	183,583
10,256,000	United States Treasury Note	2.38%	05/15/29	11,592,485
4,695,000	United States Treasury Note	3.75%	11/15/43	6,759,333
	Total U.S. Government Bonds and Notes			18,535,401
	(Cost $16,162,693)
Total Investments – 134.6%	194,010,104
(Cost $185,181,948) (l)
Outstanding Loans – (37.1)%	(53,514,051)
Net Other Assets and Liabilities – 2.5%	3,597,480
Net Assets – 100.0%	$144,093,533

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 12/31/2020	Sale Value as of 12/31/2020	Unrealized Appreciation/ (Depreciation)
01/12/21	DB	CNY	24,851,000	USD	3,645,980	$ 3,796,884	$ 3,645,980	$ 150,904
02/01/21	CIT	GBP	973,000	USD	1,259,327	1,330,905	1,259,327	71,578
02/01/21	BAR	ZAR	18,998,000	USD	1,447,148	1,287,110	1,252,631	34,479
02/01/21	DB	USD	5,331,592	AUD	7,456,000	5,331,592	5,750,251	(418,659)
02/01/21	DB	USD	4,726,230	CAD	6,296,000	4,726,230	4,946,816	(220,586)
02/02/21	DB	USD	3,683,130	NZD	5,550,000	3,683,130	3,994,081	(310,951)
02/01/21	BAR	USD	2,146,377	PLN	8,230,000	2,146,377	2,203,482	(57,105)
02/24/21	BAR	USD	2,317,648	RUB	180,002,000	2,317,648	2,420,279	(102,631)
02/01/21	DB	USD	1,207,741	ZAR	18,998,000	1,207,741	1,287,110	(79,369)
Net Unrealized Appreciation (Depreciation)								$(932,340)

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
DB	Deutsche Bank
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as Amended (the “1933 Act”).
(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at December 31, 2020.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (“ASII”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2020, securities noted as such amounted to $38,652,250 or 26.8% of net assets.
(e)	Zero coupon bond.
(f)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by ASII.
(g)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(h)	Perpetual maturity.
(i)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(j)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(k)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(l)	Aggregate cost for federal income tax purposes was $191,003,785. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $13,361,404 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $11,287,425. The net unrealized appreciation was $2,073,979. The unrealized amounts presented are inclusive of derivative contracts.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 138,949,742	$ —	$ 138,949,742	$ —
Foreign Corporate Bonds and Notes*	36,524,961	—	36,524,961	—
U.S. Government Bonds and Notes	18,535,401	—	18,535,401	—
Total Investments	194,010,104	—	194,010,104	—
Forward Foreign Currency Contracts	256,961	—	256,961	—
Total	$ 194,267,065	$—	$ 194,267,065	$—
LIABILITIES TABLE
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (1,189,301)	$ —	$ (1,189,301)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
December 31, 2020
Currency Exposure Diversification	% of Total Investments†
USD	48.0%
JPY	7.9
EUR	7.4
RUB	5.8
PLN	4.9
BRL	4.5
MXN	4.4
PEN	2.8
ZAR	2.5
GBP	2.2
IDR	2.1
CNY	2.0
MYR	1.8
TRY	0.8
EGP	0.7
DOP	0.7
UAH	0.7
NOK	0.5
CAD	0.4
NZD	0.0*
AUD	(0.1)
Total	100.0%

†	The weightings include the impact of currency forwards.
*	Amount is less than 0.1%.

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Investments, at value (Cost $185,181,948)	$ 194,010,104
Cash	2,168,752
Unrealized appreciation on forward foreign currency contracts	256,961
Receivables:
Interest	2,896,458
Interest reclaims	201,899
Prepaid expenses	1,479
Total Assets	199,535,653
LIABILITIES:
Outstanding loans	53,514,051
Unrealized depreciation on forward foreign currency contracts	1,189,301
Due to broker	254,517
Payables:
Investment advisory fees	166,354
Custodian fees	90,658
Deferred foreign capital gains tax	86,919
Audit and tax fees	69,950
Interest and fees on loans	21,046
Shareholder reporting fees	16,789
Administrative fees	12,660
Legal fees	11,841
Transfer agent fees	5,834
Financial reporting fees	771
Other liabilities	1,429
Total Liabilities	55,442,120
NET ASSETS	$144,093,533
NET ASSETS consist of:
Paid-in capital	$ 153,265,555
Par value	126,710
Accumulated distributable earnings (loss)	(9,298,732)
NET ASSETS	$144,093,533
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.37
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	12,671,036

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Operations
For the Year Ended December 31, 2020
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $92,859)	$ 9,315,359
Other	2,747
Total investment income	9,318,106
EXPENSES:
Investment advisory fees	1,943,476
Interest and fees on loans	744,859
Legal fees	220,203
Custodian fees	178,552
Shareholder reporting fees	145,813
Administrative fees	121,934
Audit and tax fees	80,921
Transfer agent fees	35,522
Listing expense	26,250
Trustees’ fees and expenses	15,759
Financial reporting fees	9,250
Other	20,381
Total expenses	3,542,920
NET INVESTMENT INCOME (LOSS)	5,775,186
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,153,471)
Forward foreign currency contracts	1,682,706
Foreign currency transactions	(271,493)
Foreign capital gains tax	(19,581)
Net realized gain (loss)	(1,761,839)
Net change in unrealized appreciation (depreciation) on:
Investments	2,036,648
Forward foreign currency contracts	(167,890)
Foreign currency translation	(890,503)
Deferred foreign capital gains tax	(47,425)
Net change in unrealized appreciation (depreciation)	930,830
NET REALIZED AND UNREALIZED GAIN (LOSS)	(831,009)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,944,177
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 5,775,186	$ 8,277,650
Net realized gain (loss)	(1,761,839)	(5,134,253)
Net change in unrealized appreciation (depreciation)	930,830	18,937,649
Net increase (decrease) in net assets resulting from operations	4,944,177	22,081,046
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,330,858)	(5,010,759)
Return of capital	(6,874,992)	(6,152,975)
Total distributions to shareholders	(12,205,850)	(11,163,734)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(798,780)	(139,178)
Net increase (decrease) in net assets resulting from capital transactions	(798,780)	(139,178)
Total increase (decrease) in net assets	(8,060,453)	10,778,134
NET ASSETS:
Beginning of period	152,153,986	141,375,852
End of period	$ 144,093,533	$ 152,153,986
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	12,756,442	12,770,468
Common Shares repurchased (a)	(85,406)	(14,026)
Common Shares at end of period	12,671,036	12,756,442

(a)	On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the fiscal years ended December 31, 2020, and December 31, 2019, the Fund repurchased 85,406 and 14,026 shares, respectively, at a weighted-average discount of 11.0% and 13.30%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 448,121 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2021.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Year Ended December 31, 2020
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,944,177
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(77,555,794)
Sales, maturities and paydown of investments	90,388,438
Net amortization/accretion of premiums/discounts on investments	321,957
Net realized gain/loss on investments	3,153,471
Net change in unrealized appreciation/depreciation on investments	(2,036,648)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	167,890
Changes in assets and liabilities:
Decrease in interest receivable	346,383
Increase in interest reclaims receivable	(32,104)
Decrease in prepaid expenses	2,710
Decrease in interest and fees payable on loans	(14,410)
Increase in due to broker	138,058
Decrease in investment advisory fees payable	(12,583)
Increase in audit and tax fees payable	11,258
Increase in legal fees payable	9,566
Increase in shareholder reporting fees payable	755
Decrease in administrative fees payable	(10,162)
Increase in custodian fees payable	2,248
Decrease in transfer agent fees payable	(2,678)
Decrease in trustees’ fees and expenses payable	(39)
Increase in deferred foreign capital gains tax	47,425
Increase in other liabilities payable	55
Cash provided by operating activities		$19,869,973
Cash flows from financing activities:
Repurchase of Common Shares	(798,780)
Distributions to Common Shareholders from investment operations	(5,330,858)
Distributions to Common Shareholders from return of capital	(6,874,992)
Repayment of borrowings	(8,000,000)
Effect of exchange rate changes on Euro Loans (a)	941,981
Cash used in financing activities		(20,062,649)
Decrease in cash and foreign currency (b)		(192,676)
Cash and foreign currency at beginning of period		2,361,428
Cash at end of period		$2,168,752
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$759,269

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $51,478, which does not include the effect of exchange rate changes on Euro borrowings.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 11.93	$ 11.07	$ 12.94	$ 12.07	$ 11.66
Income from investment operations:
Net investment income (loss)	0.45	0.65	0.69	0.72	0.73
Net realized and unrealized gain (loss)	(0.06)	1.09	(1.70)	0.98	0.58
Total from investment operations	0.39	1.74	(1.01)	1.70	1.31
Distributions paid to shareholders from:
Net investment income	(0.42)	(0.39)	(0.54)	(0.37)	(0.43)
Return of capital	(0.54)	(0.49)	(0.34)	(0.53)	(0.47)
Total distributions paid to Common Shareholders	(0.96)	(0.88)	(0.88)	(0.90)	(0.90)
Common Share repurchases	0.01	0.00 (a)	0.02	—	—
Tender offer purchases	—	—	—	0.07	—
Net asset value, end of period	$11.37	$11.93	$11.07	$12.94	$12.07
Market value, end of period	$10.55	$11.19	$9.38	$11.66	$11.16
Total return based on net asset value (b)	4.84%	17.09%	(6.85)%	15.91%	12.39%
Total return based on market value (b)	3.71%	29.74%	(12.42)%	12.88%	19.61%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 144,094	$ 152,154	$ 141,376	$ 167,620	$ 208,482
Ratio of total expenses to average net assets	2.53%	2.88%	2.81%	2.52%	2.19%
Ratio of total expenses to average net assets excluding interest expense	2.00%	1.77%	1.82%	1.84%	1.71%
Ratio of net investment income (loss) to average net assets	4.13%	5.60%	5.88%	5.81%	5.93%
Portfolio turnover rate	39%	42%	58%	54%	64%
Indebtedness:
Total loans outstanding (in 000’s)	$ 53,514	$ 60,572	$ 60,799	$ 63,309	$ 82,421
Asset coverage per $1,000 of indebtedness (c)	$ 3,693	$ 3,512	$ 3,325	$ 3,648	$ 3,529

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
1. Organization
First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of December 31, 2020, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
In November 2020, ICE Benchmark Administration Limited (“IBA”), the administrator of the London Interbank Offered Rates (“LIBOR”) announced a consultation process beginning in December 2020 and ending in January 2021 regarding its intention to cease the publication of LIBOR rates. The IBA intends to cease the publication of the one week and two month USD LIBOR settings as well as LIBOR settings in all other currencies immediately following the LIBOR publication on December 31, 2021, and to cease the publication of the remaining USD LIBOR settings (overnight, one month, three month, six month, and twelve month) immediately following the LIBOR publication on June 30, 2023. Follow-up announcements by the Financial Conduct Authority (“FCA”) and US Regulators support the IBA’s intention and include supervisory guidance encouraging parties to adopt fallback LIBOR rates in existing arrangements as soon as practical and to cease entering into new arrangements that use LIBOR as a reference rate no later than December 31, 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At December 31, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of December 31, 2020, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$0.75	$1,550,000	$11,625	0.01%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.00
				$2,010,000	$15,075	0.01%

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At December 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 256,961	$ —	$ 256,961	$ (185,383)	$ —	$ 71,578
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (1,189,301)	$ —	$ (1,189,301)	$ 185,383	$ —	$ (1,003,918)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
Permanent differences incurred during the fiscal year ended December 31, 2020, primarily as a result of differing book and tax treatment on realization of foreign currency gains (losses), have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $825,572, an increase in accumulated net realized gain (loss) by $825,572. Accumulated distributable earnings (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended December 31, 2020 and 2019, was as follows:
Distributions paid from:	2020	2019
Ordinary income	$5,330,858	$5,010,759
Capital gains	—	—
Return of capital	6,874,992	6,152,975

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
As of December 31, 2020, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(13,637,004)
Net unrealized appreciation (depreciation)	4,414,981
Total accumulated earnings (losses)	(9,222,023)
Other	(76,709)
Paid-in capital	153,392,265
Total net assets	$144,093,533
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by the Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be offset against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Fund and thus reduce the return to the Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, the Fund had $13,637,004 non-expiring capital loss carryforwards that may be carried forward indefinitely.
Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2020, the Fund did not incur any net ordinary loss.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019, and 2020 remain open to federal and state audit. As of December 31, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the fiscal year ended December 31, 2020, were $73,298,572 and $82,924,709, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the fiscal year ended December 31, 2020, were $433,458 and $3,276,142, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at December 31, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 256,961	Unrealized depreciation on forward foreign currency contracts	$ 1,189,301
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$1,682,706
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(167,890)
During the fiscal year ended December 31, 2020, the notional values of forward foreign currency contracts opened and closed were $539,851,919 and $535,885,364, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $70,000,000. As of December 31, 2020, the Fund had three loans outstanding under the revolving credit facility totaling $53,514,051, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $32,000,000, $10,000,000 and $11,514,051 (the U.S. Dollar equivalent of a €9,425,000 loan). For the fiscal year ended December 31, 2020, the average amount outstanding was $54,460,189. The high and low annual interest rates during the fiscal year ended December 31, 2020 were 2.56% and 0.78%, respectively, and the average weighted average interest rate was 1.27%. The weighted average interest rate at December 31, 2020 was 0.89%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.85%. Prior to December 18, 2020, the interest rate under the credit facility was equal to the 1-month LIBOR plus 0.78%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 17, 2021, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On January 14, 2021, the Fund commenced a tender offer for up to 20% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined as of the close of the regular trading session of the NYSE on February 16, 2021. The tender offer, which expired at 5:00 p.m. New York City time on Friday, February 12, 2021, was oversubscribed. Since the Fund’s tender offer was oversubscribed, the Fund will purchase 20% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
5,450,859	2,534,207	46.50%	$ 10.7604	10,136,829

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 25, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended December 31, 2020, none qualified for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
The Fund met the requirements of Section 853 of the Internal Revenue Code of 1986, as amended and elects to pass through to its shareholders credit for foreign taxes paid. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States is $5,571,822 (representing a total of $0.44 per share). The amount of foreign tax paid to such countries is $112,440 (representing a total of $0.01 per share).
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 23, 2020, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 7, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 8,085,645 and the number of votes withheld was 3,592,380. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees. At the Annual Meeting, Shareholders voted against a non-binding shareholder proposal requesting that (i) the Board of the Fund consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and (ii) if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund (“Shareholder’s Proposal”). The number of votes cast in favor of the Shareholder’s Proposal was 3,721,732, the number of votes cast against the Shareholder’s Proposal was 4,560,596 and the number of abstentions was 229,992. There were 3,165,705 broker non-votes in connection with the Shareholder’s Proposal.
Amended and Restated By-Laws
On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).
Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of shareholder proposals and nominations to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of shareholder proposals or nominations, including a requirement to provide certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws contain certain changes contemplating the nomination, qualification and procedures for the election of Trustees. The Amended and Restated By-Laws require additional information from a nominee for Trustee, and if requested, require a nominee to sit for an interview with the Board, to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees.
The Amended and Restated By-Laws provide that in the instance in which the number of persons nominated for election as Trustee exceeds the number of Trustees to be elected, the affirmative vote of a majority of shares outstanding and entitled to vote in such an election is required to elect a Trustee. In all other elections, the plurality standard pursuant to which Trustees are elected will remain.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
The Amended and Restated By-Laws also include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of the Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to seek to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share Provisions do not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share Provisions define a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share Provisions, would give the beneficial owner upon the acquisition of such shares the ability to exercise voting power in the election of Trustees of the Fund in any of the following ranges:
(i) one-tenth or more, but less than one-fifth of all voting power;
(ii) one-fifth or more, but less than one-third of all voting power;
(iii) one-third or more, but less than a majority of all voting power; or
(iv) a majority or more of all voting power.
Share acquisitions that pre-date the adoption of the Amended and Restated By-Laws are excluded from the definition of Control Share Acquisition. However, such shares are included in assessing whether any subsequent share acquisition exceeds the above thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share Provisions, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized. If a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition does not demand a special meeting of Fund shareholders, consideration of the authorization of voting rights of such shares shall be presented at the Fund’s next annual or special meeting of shareholders.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Investment Objectives, Policies, Risks and Effects of Leverage
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objectives
The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund will seek capital appreciation.
Principal Investment Policies
The Fund will pursue its objectives by investing in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. Investments in government debt may also include bonds issued by countries considered to be emerging markets.
Under normal market conditions, the Fund invests substantially all of its “Managed Assets” in a diversified portfolio of fixed-income securities, including government and corporate bonds, of U.S. and non-U.S. issuers. Under normal market conditions, the Fund invests in securities of issuers in at least three countries (in addition to the United States), however, securities of issuers in a single country will not exceed 30% of the Fund’s Managed Assets.
The Fund has no stated maturity strategy. Rather, the Sub-Advisor invests in securities of various maturities which it believes offer income and total return opportunities to the Fund. Allocation between investment grade and below-investment grade securities will vary according to relative value and opportunity identified by the Sub-Advisor. The Fund’s portfolio positions will be undertaken according to the quality of their risk-adjusted potential return.
The Fund invests at least 60% of its Managed Assets in securities issued by government, government-related and supranational issuers (“government debt”). At least 25% of the Fund’s Managed Assets will be invested in U.S. dollar-denominated securities or non-U.S. dollar-denominated securities that have been fully hedged into U.S. dollars. Government debt includes: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union.
The Fund:
•	May invest up to 40% of its Managed Assets in corporate debt obligations.
o	Corporate debt bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain corporate bonds are “perpetual” in that they have no maturity date. The Fund may invest in non-U.S. corporate bonds which involve unique risks compared to investing in the securities of U.S. issuers.
•	May invest up to 60% of its Managed Assets in securities rated below “Baa3” by Moody’s Investment Service, inc. (“Moody’s”) below “BBB-” by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality.
o	The Fund may invest in high yield securities of any rating. However, the Fund will not invest more than 15% of its Managed Assets in securities rated below “B-” by Moody’s and/or S& P.
•	May invest up to 15% of its Managed Assets in asset-backed securities.
o	Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. Losses or delays in payment may result if the credit support or enhancement is exhausted because the required payments of principal and interest on the underlying assets

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
are not made. The value of these securities may also change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or fund providing the credit support or enhancement.
•	May invest up to 35% of its Managed Assets in credit linked notes (“Credit Linked Notes”), provided such securities are issued by an institution with at least an “A” credit rating by Moody’s and/or S&P.
o	Credit Linked Notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of a specified borrower company or companies (the “Reference Issuer”). Credit Linked Notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the Reference Issuer.
•	May invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). However, restricted securities determined by the Sub-Advisor, under the supervision of the Board of Trustees, to be illiquid are subject to the limitations set forth above.
•	May invest up to 5% of its Managed Assets in non-deliverable forward foreign exchange contracts for purposes of hedging.
Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.
“Managed Assets” means the gross asset value of the Fund (including assets attributable to the Fund’s Preferred Shares (defined below), if any, and the principal amount of borrowings) minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of preferred shares of beneficial interest (“Preferred Shares”) is not treated as a liability.
The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval. The remainder of the Fund’s foregoing investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days’ prior notice of any change in the Fund’s investment strategy. There can be no assurance that the Fund’s investment objectives will be achieved.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;
2. Purchase any security if, as a result of the purchase, 25% or more of the Fund’s total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;
3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;
4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above, or (iv) pursuant to a Securities and Exchange Commission exemptive order;
5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;
6. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities; and
8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).
For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.
The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a “majority of the outstanding voting securities” means the vote of: (1) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy; or (2) more than 50% of the Fund’s shares, whichever is less.
Risk Considerations
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on December 31, 2020. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or

Investment Objectives, Policies, Risks and Effects of Leverage (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Effects of Leverage
The aggregate principal amount of borrowings under the credit facility (the “Credit Facility”) with The Bank of Nova Scotia represented approximately 27.08% of Managed Assets as of December 31, 2020. Asset coverage with respect to the borrowings under the Credit Facility was 369.26% and the Fund had $16,485,949 of unutilized funds available for borrowing under the Credit Facility as of that date. As of December 31, 2020, the maximum commitment amount of the Credit Facility was $70,000,000. The interest rate under the Credit Facility is equal to the 1-month LIBOR plus 0.85%. As of December 31, 2020, the Fund had $53,514,051 outstanding under the Credit Facility. Prior to December 18, 2020, the interest rate under the Credit Facility was equal to the 1-month LIBOR plus 0.78%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. As of December 31, 2020, the approximate average annual interest and fee rate was 0.89%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.94%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.25%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 27.08% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.94%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-14.06%	-7.21%	-0.35%	6.51%	13.36%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term• Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	190	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term• Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	190	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term• Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	190	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term• Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	190	None
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term• Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	190	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2021 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2023 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since December 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
December 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2020

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $53,000 for 2019 and $53,000 for 2020.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2019 and $0 for 2020.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $6,026 for 2019 and $5,200 for 2020. These fees were for tax consultation and/or tax return preparation.

Tax Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for 2019 and $0 for 2020.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

All Other Fees (Investment Adviser) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for 2019 and $0 for 2020.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for 2019 were $6,026 and $75,670 for the Registrant and the Registrant’s investment adviser, respectively and for 2020 were $5,200 and $23,200 for the Registrant and the Registrant’s investment adviser, respectively.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

U.S. Registered Advisers (the “ASI Advisers”)

Proxy Voting Guidelines

Effective as of January 1, 2020

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the ASI Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the ASI Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the ASI Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the ASI Advisers voted proxies. In addition, Rule 204-2 requires the ASI Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the ASI Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best economic interests of the clients for which it has proxy voting authority.

The ASI Advisers invest for the clients’ portfolios in companies globally and actively target investment in those companies with sound corporate governance practices. The ASI Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

ASI and its affiliated U.S. registered advisers (the “ASI Advisers”) have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the ASI Advisers’ investment managers, and are based on their knowledge of the company and discussions with management – ASI Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, ASI Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, ASI Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

As an independent asset manager, ASI is free of many of the conflicts of interest that can compromise the implementation of a rigorous and objective proxy voting policy. However, in managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by ASI invests in other funds managed by ASI.

For cases involving potential conflicts of interest, ASI Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of ASI Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters to tailored ASI’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where ASI may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that ASI will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent ASI from exercising our voting authority.

This policy has been developed by the ASI corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. ASI’s Corporate Governance Policy and Principles are published on our website

To the extent that an ASI Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the ASI Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the ASI Advisers’ clients.

Upon request, the ASI Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time.

As disclosed in Part 2A of each ASI Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its ASI Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the ASI Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

ERISA

The U.S. Department of Labor (“DOL”) has indicated that an investment adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Failure to take any action to reconcile proxies would cause ASI to fail to satisfy ERISA’s fiduciary responsibility provisions. Appropriate steps include informing the Plan sponsor and its trustees, bank custodian or broker/dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a Plan asset and vote only in the best economic interests of the Plan participants, vote consistently among clients, and avoid specific client voting instructions about voting proxies.

DOL has provided investment managers with the following guidance about their ERISA responsibilities, including proxy voting, compliance with written statements of investment policy, and active monitoring of corporate management by Plan fiduciaries:

i.	Where the authority to manage Plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a Plan trustee regarding the voting of proxies.
ii.	Investment managers, as Plan fiduciaries, have a responsibility to vote proxies on foreign issues that may affect the value of the shares in the Plan’s portfolio and will vote such proxies unless the cost of doing so cannot be justified.
iii.	An investment manager is required to comply with statements of investment policy, unless compliance with the guidelines in a given instance would be imprudent and therefore failure to follow the guidelines would not violate ERISA. ERISA does not shield the investment manager from liability for imprudent actions taken in compliance with a statement of investment policy.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, ASI will vote the Plan assets in accordance with ASI’s Proxy Voting Policy. ASI will provide each ERISA client (upon request) with proxy voting records to demonstrate how proxies for securities held in the portfolio were voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of March 11, 2021.

Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) (formerly Aberdeen Asset Management Inc.), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world. Portfolio Management Team Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.

Brett Diment

Head of Global Emerging Market Debt

Mr. Diment is the Head of Global Emerging Market Debt and joined Aberdeen Standard Investments following the acquisition of Deutsche Asset Management (“Deutsche”) in 2005. He is responsible for the day-to-day management of the Emerging Market Debt Team and portfolios. Mr. Diment had been at Deutsche since 1991 as a member of the Fixed Income group and served as Head of the Emerging Debt Team there from 1999 until its acquisition by Aberdeen Standard Investments.

Max Wolman

Investment Director, Emerging Market Debt

Mr. Wolman is an Investment Director on the Emerging Market Debt Team and has been with Aberdeen Standard Investments since January 2001. Mr. Wolman originally specialized in currency and domestic debt analysis but is now responsible for a wide range of emerging debt analysis including external and corporate issuers. Mr. Wolman is a member of the Emerging Market Debt Investment Committee at Aberdeen Standard Investments and is also responsible for the daily implementation of the investment process.

Edwin Gutierrez

Head of Emerging Market Sovereign Debt

Mr. Gutierrez is the Head of Emerging Market Sovereign Debt. Edwin joined Aberdeen Standard Investments via the acquisition of Deutsche Asset Management's London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000.

James Athey

Investment Director, Rates Management

Mr. Athey is an Investment Director on the Rates Management Team (Global & European Rates – Fixed Income). James joined Aberdeen Standard Investments in 2001 through the Graduate Recruitment Program.

Patrick O’Donnell

Senior Investment Manager, Rates Management

Mr. O’Donnell is a Senior Investment Manager on the Rates Management Team (Global & European Rates – Fixed Income). Patrick joined Aberdeen Standard Investments in 2005 through the Graduate Recruitment Program.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Information provided as of December 31, 2020

Name of Portfolio Manager or Team Member	Type of Accounts***	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. Brett Diment	Registered Investment Companies:	4	$2,079,870,000	0	$0
	Other Pooled Investment Vehicles:	39	$7,866,130,000	0	$0
	Other Accounts:	38	$8,176,390,000	1	$139,560,000

2. Max Wolman	Registered Investment Companies:	4	$2,079,870,000	0	$0
	Other Pooled Investment Vehicles:	39	$7,866,130,000	0	$0
	Other Accounts:	38	$8,176,390,000	1	$0

3. Edwin Gutierrez	Registered Investment Companies:	4	$2,079,870,000	0	$0
	Other Pooled Investment Vehicles:	39	$7,866,130,000	0	$0
	Other Accounts:	38	$8,176,390,000	1	$139,560,000

4. James Athey	Registered Investment Companies:	1	$138,190,000	0	$0
	Other Pooled Investment Vehicles:	13	$2,607,510,000	0	$0
	Other Accounts:	19	$3,239,090,000	0	$0

5. Patrick O’Donnell	Registered Investment Companies:	1	$138,190,000	0	$0
	Other Pooled Investment Vehicles:	13	$2,607,510,000	0	$0
	Other Accounts:	19	$3,239,090,000	0	$0

Potential Conflicts of Interests

As of December 31, 2020

Conflicts of Interest may arise, in the course of providing a service, where there may be a risk of damage to the interests of a client. In accordance with legal requirements in the various jurisdictions in which we operate, Aberdeen Standard Investments (“ASI”) have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where ASI does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

ASI or any other party to whom it may have delegated its functions, may in its absolute discretion, effect transactions in which it or any of its affiliated companies has, directly or indirectly, a material interest, or a relationship of any description with another party which may involve a potential conflict with ASI’s duty to its client. ASI ensures that such transactions are effected on terms which are not materially less favorable to the client than if the potential conflict had not existed.

Such potential conflicting interests or duties may, inter alia, arise because:

•	ASI or an affiliated company undertakes an activity that is regulated by a relevant regulator for other clients including its affiliated companies (and the clients of affiliated companies)
•	a Director or Employee of ASI, or of an affiliated company, is a director of, holds or deals in securities of, or is otherwise interested in, any company whose securities are held or dealt in on behalf of a client
•	a transaction is effected in securities issued by an affiliated company or the client of an affiliated company
•	a transaction is effected in securities in respect of which ASI or an affiliated company may benefit from a commission, fee, mark-up or mark-down payable otherwise than by the client, and ASI may be remunerated by the counterparty to any such transaction
•	ASI deals on behalf of the client with, or in the securities of, an affiliated company
•	ASI acts as agent for the client in relation to transactions in which it is also acting as agent for the account of other clients and/or affiliated companies
•	ASI, acting as principal, sells to or purchases currency from the client and, in exceptional circumstances, deals in securities as principal with the client
•	a transaction is effected in units or shares of connected investment trusts, unit trusts, open ended investment companies or of any company of which ASI or an affiliated company is the manager, authorized corporate director, operator, banker, adviser, custodian, administrator, trustee or depositary
•	ASI effects transactions involving placings and/or new issues with an affiliated company who may be acting as principal or receiving agent’s commission
•	a transaction is effected in securities of a company for which ASI or an affiliated company has underwritten, or managed or arranged an issue or offer for sale within the previous 12 months
•	ASI or an affiliated company receives remuneration or other benefits by reason of acting in corporate finance or similar transactions involving a company whose securities are held by the client
•	a transaction is effected in securities in respect of which ASI or an affiliated company, or a Director or Employee of ASI or an affiliated company, is contemporaneously trading or has traded on its own account or has either a long or short position
•	ASI acting as agent for the client, matches an order of the client with an order of another client for whom it is acting as agent.
•	ASI effects transactions in investments, the prices of which are being or have been, stabilized by transactions involving an affiliated company.

At ASI, existing and potential conflicts of interest are recorded and reviewed by Risk & Compliance to ensure that internal procedures are sufficient to manage a particular conflict.

Please also refer to our Form ADV Part II for additional information regarding Conflict of Interest.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of December 31, 2020

ASI Remuneration Language

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, strong returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the SLA’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default SLA shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI’s employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of ASI determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the SLA’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of SLA. These affiliates have entered into a memorandum of understanding (MOU) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to ASI clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

Equities-specific Remuneration

We have implemented a simple performance measurement framework to help drive consistency and transparency across the equity division and also clearly link individual’s performance and contribution to the success of their relevant strategies, desk and key stakeholders. The framework covers four key areas:

•	Investment excellence – quantitative and qualitative assessment of research, strategy performance and information ratio (from a team and individual perspective)
•	Collaboration – contribution to peer review within the team and insight sharing across asset classes
•	Client engagement – information and support
•	Commerciality – primarily for team leaders; stewardship of team assets, profitability and stakeholder alignment.

The framework is heavily skewed to investment excellence and team collaboration for the majority of investment personnel, which reinforces our organizational structure and objective of delivering positive outcomes for our clients and stakeholders.

Annual remuneration over a set threshold include a significant deferral into shares of our parent company or into internally-run funds in order to align our portfolio managers with the objectives of their clients and the organization.

More information of the firm’s remuneration policy can be found via the following link:
https://www.standardlifeaberdeen.com/who-we-are/remuneration-disclosure

(a)(4) Disclosure of Securities Ownership

The information below is as of December 31, 2020

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Brett Diment	$0
Max Wolman	$0
Edwin Guiterrez	$0
James Athey	$0
Patrick O’Donnell	$0
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the fiscal years ended December 31, 2020, and December 31, 2019, the Fund repurchased 85,406 and 14,026 shares, respectively, at a weighted-average discount of 11.0% and 13.30%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 448,121 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2021.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2020– 01/31/2020)	0	$0.00	336,983	533,527
Month #2 (02/01/2020– 02/28/2020)	0	$0.00	336,983	533,527
Month #3 (03/01/2020– 03/31/2020)	0	$0.00	336,983	533,527
Month #4 (04/01/2020– 04/30/2020)	31,234	$9.02	368,217	502,293
Month #5 (05/01/2020– 05/31/2020)	17,995	$9.17	386,212	484,298
Month #6 (06/01/2020– 06/30/2020	10,279	$9.86	396,491	474,019
Month #7 (07/01/2020– 07/31/2020	5,422	$9.81	401,913	468,597
Month #8 (08/01/2020– 08/31/2020	0	$0.00	401,913	468,597
Month #9 (09/01/2020– 09/31/2020	0	$0.00	401,913	468,597
Month #10 (10/01/2020– 10/31/2020	19,077	$9.62	420,990	449,520
Month #11 (11/01/2020– 11/30/2020)	1,399	$9.90	422,389	448,121
Month #12 (12/01/2020– 12/31/2020)	0	$0.00	422,389	448,121
Total	85,406	$9.35	422,389	448,121

Item 10. Submission of Matters to a Vote of Security Holders.

On October 19, 2020, after a thorough review, and consistent with the interests of the Fund, the Board of Trustees adopted Amended and Restated By-Laws, dated October 19, 2020 (the “Amended and Restated By-Laws”).

Among other changes, the Amended and Restated By-Laws contain new timelines for advance notice of nominees for Trustee to be brought before a meeting of shareholders. Further, the Amended and Restated By-Laws require compliance with certain procedural and informational requirements in connection with the advance notice of nominations, including a requirement to provide certain information about the nominee, and if requested, requires a nominee to sit for an interview with the Board to determine whether the nominee has the ability to critically review, evaluate, question and discuss information provided to the Board, and interact effectively with the other Trustees and management of the Fund, among other parties. Additionally, the Amended and Restated By-Laws include qualifications and eligibility requirements for Trustees. Any shareholder considering making a nomination should carefully review and comply with those provisions of the Amended and Restated By-Laws.

This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on October 20, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2021

* Print the name and title of each signing officer under his or her signature.